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Scudder Income Fund

Class AARP and Class S Shares

Semiannual Report

July 31, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Income Fund	Ticker Symbol	Fund Number
Class AARP	AINCX	163
Class S	SCSBX	063

Scudder Investments is part of Deutsche Asset Management, which as of June 30, 2002 was one of the world's largest asset managers with approximately $800 billion assets under management. Scudder's products and services include mutual funds, closed-end funds, variable and fixed annuity portfolios, retirement services, cash management and alternative investments.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

Dear Shareholder,

These are times that test the principles of long-term investing. We applaud your patience and commitment to mutual funds in a challenging market environment that has been characterized by emotion and irrational pessimism.

While this portfolio has been able to provide solid absolute returns despite a good deal of turmoil among corporate entities, we know that tides can shift quickly. Therefore, in managing Scudder Income Fund, we continue to seek the best potential return for your investment dollars in any market environment by performing in-depth research on each individual issue in which we invest.

Moreover, our alliance with Deutsche Bank since April has provided us with new resources as well as a new sense of energy and purpose. We're now part of one of the largest asset management firms in the world, and we hope to leverage our global talents and size to efficiently offer you opportunities to meet your long-term goals.

As you review your personal investment strategy, we ask that you see this recent market volatility as further proof of the need for a diversified investment portfolio and the role that fixed income securities can play in achieving that goal. We believe you'll continue to see the long-term merits of owning an investment-grade debt mutual fund as a component of a well-diversified portfolio.

Sincerely,

William F. Glavin, Jr.
President
Scudder Income Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary July 31, 2002

Average Annual Total Returns*
Scudder Income Fund	6-Month	1-Year	3-Year	5-Year	10-Year
Class S	2.36%	3.51%	6.31%	5.18%	6.23%
LB Aggregate Bond Index+	4.20%	7.53%	8.69%	7.26%	7.26%

Scudder Income Fund	6-Month	1-Year	Life of Class**
Class AARP	2.28%	3.51%	7.26%
LB Aggregate Bond Index+	4.20%	7.53%	10.08%

Sources: Lipper, Inc. and Deutsche Asset Management

** On July 31, 2000, the Fund commenced offering Class AARP shares. Index comparisons begin July 31, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 7/31/02	$ 12.46	$ 12.47
1/31/02	$ 12.51	$ 12.51
Distribution Information: Six Months: Income Dividends	$ .33	$ .33
July Income Dividend	$ .054	$ .054
SEC 30-day Yield++	4.63%	4.62%
Current Annualized Distribution Rate++	5.20%	5.20%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on July 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended July 31, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class S Lipper Rankings* - Corporate Debt Funds A Rated Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	138	of	184	75
3-Year	108	of	149	72
5-Year	82	of	118	69
10-Year	32	of	46	69

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment*
-- Scudder Income Fund - Class S -- LB Aggregate Bond Index+

Yearly periods ended July 31

Comparative Results*
Scudder Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,351	$12,015	$12,870	$18,294
	Average annual total return	3.51%	6.31%	5.18%	6.23%
LB Aggregate Bond Index+	Growth of $10,000	$10,753	$12,841	$14,196	$20,150
	Average annual total return	7.53%	8.69%	7.26%	7.26%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3, 5 and 10 year periods shown reflect a temporary fee and/or expense waiver. Without this waiver returns and rankings would have been lower. Rankings are for Class S shares; rankings for share classes may vary.
+ The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary, expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

As part of the recent integration of Scudder Investments with Deutsche Asset Management, an extensive team of portfolio managers, led by Gary Bartlett, assumed portfolio management duties of Scudder Income Fund on April 8, 2002. Below, the team discusses the fund's performance and the recent environment in the bond market.

Q: How did the bond market perform during the six months ended July 31, 2002?

A: The bond market delivered positive results during the period, while the stock market generally tumbled. Not only were more corporate misdeeds, namely by WorldCom, exposed, but also widely trumpeted expectations for an economic rebound in the United States have gone unrealized. Consequently, investor confidence in corporate management, financial analysts, rating agencies, accounting firms and government regulators declined significantly during the period.

Though the US bond market enjoyed solid results during the period, the months of June and July were tougher than expected. In the second half of the period, three large investment-grade corporate issuers - WorldCom, Qwest and Tyco - were downgraded to below investment-grade. Still, the Lehman Brothers Aggregate Bond Index returned 4.20 percent, while the Lehman Brothers Government/Credit Index returned 3.75 percent, thanks to gains earlier in the period. Recently, these strong returns were led by the rally in US Treasuries, as investors shifted from expecting the Federal Reserve Board (the Fed) to increase short-term interest rates to expecting the Fed to keep rates unchanged or even possibly further reduce rates below the current 1.75 percent level. As such, we have seen dramatically lower Treasury yields and a steeper yield curve. Agency, asset-backed* and collateralized-mortgage-backed securities**, which generally offer higher quality and stable cash flow, performed well.

* Asset-backed securities are bonds or notes backed by loans or accounts receivable originated by banks, credit card companies, or other providers of credit.
** Collateralized mortgage-backed securities are made up of mortgage-backed securities. They are split into pieces, called tranches, that are designed to have specific volatility and maturity measures.
Treasury Yield Curve: Recent History

Past performance is no guarantee of future results.

Source: Deutsche Asset Management

Q: How did Scudder Income Fund perform for the six-month period ended July 31, 2002?

A: As previously noted, management of the fund was transferred to an extensive team of managers led by Gary Bartlett. After April 8, 2002, the team began to restructure the fund and implement its strategy, which is discussed further below. During this transition period, the fund underperformed its average peer in the Lipper Corporate Debt Funds category, which includes funds that invest at least 65 percent of their assets in corporate debt issues rated A or better or in government issues. However, our long-term goal is to provide the best risk-adjusted returns available in a fixed-income portfolio while adhering to the fund's investment objective.

The fund gained 2.36 percent (Class S shares) during the period, while the average fund in the Lipper Corporate Debt Funds (A Rated) category rose 2.74 percent. The Lehman Brothers Aggregate Bond Index, the fund's benchmark, returned 4.20 percent during the period.The fund gained 2.24 percent (Class A shares, unadjusted for sales charge) during the period, while the average fund in the Lipper Corporate Debt Funds (A Rated) category rose 2.74 percent. The Lehman Brothers Aggregate Bond Index, the fund's benchmark, returned 4.20 percent during the period.

The fund's performance was hurt during the period by its exposure to some telecommunication companies, an area of the market that continues to struggle. However, over the last few months, as management has restructured the portfolio, the fund's stake in telecom companies has been reduced significantly. Instead, management is reallocating away from lower-quality to higher-quality corporate bonds. For instance, the team sees strength in some utility issues but has been reducing its exposure to industrial credits.

Q: What is the fund's investment strategy under this new management team?

A: Management believes there are significant pricing inefficiencies inherent in non-Treasury bond markets. Management attempts to exploit these inefficiencies through a bottom-up investment approach. Specifically, the team evaluates the strength of an individual issue based on its creditworthiness, cash flow and price. The team does not focus on techniques that do not add value on a consistent basis, such as interest rate forecasting and sector rotation.

Q: How has the fund's positioning changed as a result of this style?

A: The new team has been restructuring the portfolio to help reduce overall risk and create greater diversification. Consequently, in this market environment that means that management has decreased the fund's stake in investment-grade corporate bonds while increasing its exposure to mortgage-backed securities - moves that aided absolute returns in the period. The fund's stake in US Treasury bonds also has declined slightly. Further, the fund's corporate exposure has become more diversified across various sectors, and stakes in individual issues have decreased. For instance, the fund held approximately 100 issues in the portfolio at the time the new team assumed management duties in April. Currently, that number has risen to about 270 individual issues.

Q: What is your overall outlook for the fund and this investment strategy?

A: The team sees particular strength in its strategy in times such as these. Pockets of the credit sector have performed better than others, and well-managed, fiscally disciplined companies have outperformed their peers. Proper security selection will differentiate asset managers from index and peer performance in a market environment like the present. In all market environments since the founding of Deutsche Asset Management's fixed-income business, our process has been intently focused on security selection as the most valuable investment tool. It allows for exploitation of specific incorrect pricing of individual bonds while diversifying the portfolio's total risk over a broad range of independent investment decisions.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2002

Diversification	7/31/02	1/31/02

Corporate Bonds	33%	42%
U.S. Government Agency	26%	17%
Collateralized Mortgage Obligations	10%	-
U.S. Treasury Obligations	10%	10%
Asset Backed	8%	4%
Cash Equivalents, net	6%	16%
Government National Mortgage Association	5%	6%
Foreign Bonds - U.S.$ Denominated	2%	5%
	100%	100%

Quality	7/31/02	1/31/02

U.S. Government and Agencies	51%	33%
AAA*	21%	20%
AA	2%	1%
A	14%	18%
BBB	12%	22%
BB	-	5%
Not Rated	-	1%
	100%	100%

Effective Maturity	7/31/02	1/31/02

Less than 1 year	6%	16%
1 < 5 years	58%	30%
5 < 10 years	19%	38%
Greater than 10 years	17%	16%
	100%	100%

* Category includes cash equivalents, net

Weighted average effective maturity: 7.2 years and 7.8 years, respectively.

Diversification, Quality and Effective Maturity are subject to change.

For more complete details about the fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of July 31, 2002 (Unaudited)

	Principal Amount ($)	Value ($)
Corporate Bonds 32.8%
Consumer Discretionary 3.3%
American Achieve Corp., 11.625%, 1/1/2007	125,000	126,250
AOL Time Warner, Inc., 5.625%, 5/1/2005	90,000	78,575
Avondale Mills, Inc., 10.25%, 5/1/2006	125,000	115,625
Buffets, Inc., 11.25%, 7/15/2010	90,000	90,900
Charter Communications Holdings LLC:
8.25%, 4/1/2007	60,000	36,900
Step-up Coupon, 0% to 4/1/2004, 9.92% to 4/1/2011	345,000	146,625
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	685,000	222,625
Comcast Cable Communications, 6.375%, 1/30/2006	4,725,000	4,297,709
CSC Holdings, Inc., 7.875%, 12/15/2007	12,000,000	9,859,812
Gap, Inc., 5.625%, 5/1/2003	50,000	49,001
Guitar Center Management, 11.0%, 7/1/2006	405,000	409,556
International Game Technology, 8.375%, 5/15/2009	395,000	413,763
MGM Mirage, Inc., 9.75%, 6/1/2007	390,000	413,400
Mothers Work, Inc., 11.25%, 8/1/2010	60,000	59,231
News America Holdings, Inc., 9.25%, 2/1/2013	4,550,000	4,891,691
Nextmedia Operating, Inc., 10.75%, 7/1/2011	150,000	146,250
Park Place Entertainment, Inc., 8.5%, 11/15/2006	3,750,000	3,867,698
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10.0% to 4/15/2008	475,000	400,188
Scientific Games Corp., 12.5%, 8/15/2010	83,000	92,960
Sealy Mattress Co., Series B, Step-up Coupon, 0% to 12/15/2002, 10.875% to 12/15/2007	570,000	478,800
Sonic Automotive, Inc., 11.0%, 8/1/2008	230,000	244,950
Time Warner, Inc., 9.125%, 1/15/2013	12,000,000	10,507,572
Transwestern Publishing, Series B, Step-up Coupon, 0% to 11/15/2002, 11.875% to 11/15/2008	255,000	253,088
YUM! Brands, Inc., 7.7%, 7/1/2012	540,000	540,000
		37,743,169
Consumer Staples 0.2%
Agrilink Foods, Inc., 11.875%, 11/1/2008	165,000	171,600
DIMON, Inc., Series B, 9.625%, 10/15/2011	285,000	294,975
Doane Pet Care Co., 9.75%, 5/15/2007	60,000	51,000
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	95,000	96,663
Fleming Companies, Inc., 10.125%, 4/1/2008	70,000	70,000
IMC Global, Inc., 10.875%, 6/1/2008	120,000	127,350
Michael Foods, Inc., Series B, 11.75%, 4/1/2011	80,000	87,600
PSF Group Holdings, Inc., 9.25%, 6/15/2011	275,000	248,875
Smithfield Foods, Inc., 8.0%, 10/15/2009	100,000	100,500
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	235,000	238,525
Willamette Industries, Inc., 7.85%, 7/1/2026	320,000	348,205
		1,835,293
Energy 1.7%
Avista Corp., 9.75%, 6/1/2008	425,000	443,362
Chesapeake Energy Corp., 8.125%, 4/1/2011	190,000	185,488
Consumers Energy Co.:
6.0%, 3/15/2005	65,000	58,758
6.25%, 9/15/2006	75,000	66,953
6.375%, 2/1/2008	50,000	43,759
Devon Energy Corp., 7.95%, 4/15/2032	9,370,000	10,151,242
Edison Mission Energy, 7.73%, 6/15/2009	375,000	202,500
Panhandle Eastern Pipe Line, 7.2%, 8/15/2024	50,000	34,489
Pioneer Natural Resources Co., 6.5%, 1/15/2008	8,975,000	8,754,089
Tesoro Petroleum Corp., Series B, 9.625%, 11/1/2008	60,000	45,600
Xcel Energy, Inc., 7.0%, 12/1/2010	70,000	44,100
		20,030,340
Financials 14.9%
Capital One Bank, 6.875%, 2/1/2006	2,195,000	1,958,581
CIT Group, Inc., 7.375%, 4/2/2007	6,775,000	6,924,707
Citigroup, Inc., 6.875%, 2/15/2098	10,025,000	9,988,429
Corrections Corp. of America, 9.875%, 5/1/2009	220,000	222,200
Enterprise Rent-A-Car USA Finance Co., 7.35%, 6/15/2008	12,550,000	13,651,087
FleetBoston Financial Corp., 7.25%, 9/15/2005	2,980,000	3,231,837
Ford Motor Credit Co., 6.875%, 2/1/2006	10,985,000	11,090,104
General Electric Capital Corp.:
6.0%, 6/15/2012	7,030,000	7,145,545
6.5%, 12/10/2007	14,875,000	16,128,665
8.125%, 5/15/2012	5,000,000	5,826,760
General Motors Acceptance Corp.:
5.25%, 5/16/2005	6,725,000	6,754,825
6.875%, 9/15/2011	5,735,000	5,667,774
8.0%, 11/1/2031	12,400,000	12,352,359
Goldman Sachs Group, Inc., 6.6%, 1/15/2012	6,715,000	6,987,636
Household Finance Corp.:
5.75%, 1/30/2007	465,000	450,559
6.5%, 1/24/2006	1,030,000	1,030,443
LaBranche & Co., Inc., 12.0%, 3/2/2007	140,000	152,600
Meristar Hospitality Corp., 9.0%, 1/15/2008	250,000	234,375
PCA LLC/PCA Finance Corp., 11.875%, 8/1/2009	155,000	155,000
PNC Funding Corp., 5.75%, 8/1/2006	12,700,000	13,363,359
Prudential Insurance Co., 6.375%, 7/23/2006	13,000,000	13,832,416
UnumProvident Corp., 7.375%, 6/15/2032	17,935,000	17,423,099
Wells Fargo & Co., 7.55%, 6/21/2010	14,200,000	16,150,214
Xerox Credit Corp., 7.0%, 6/9/2003	65,000	57,200
		170,779,774
Health Care 0.1%
Advanced Medical Optics, Inc., 9.25%, 7/15/2010	90,000	87,743
Extendicare, Inc., 9.5%, 7/1/2010	50,000	49,313
Health Care Service Corp., 7.75%, 6/15/2011	330,000	353,516
Healthsouth Corp.:
7.0%, 6/15/2008	115,000	103,500
7.625%, 6/1/2012	160,000	142,284
Insight Health Services, Series B, 9.875%, 11/1/2011	145,000	145,000
Magellan Health Services, Inc., 9.0%, 2/15/2008	265,000	108,650
Omnicare, Inc., Series B, 8.125%, 3/15/2011	75,000	77,438
Sybron Dental Specialties, Inc., 8.125%, 6/15/2012	50,000	48,750
		1,116,194
Industrials 3.5%
Allied Waste North America, Inc.:
7.625%, 1/1/2006	480,000	441,600
8.5%, 12/1/2008	495,000	452,925
Arvinmeritor, 6.625%, 6/15/2007	3,125,000	3,159,047
Avis Group Holdings, Inc., 11.0%, 5/1/2009	530,000	551,200
Berry Plastics Corp., 10.75%, 7/15/2012	150,000	151,125
Collins & Aikman Products:
10.75%, 12/31/2011	50,000	49,375
11.5%, 4/15/2006	135,000	122,175
CP Ships Ltd., 10.375%, 7/15/2012	180,000	182,250
Day International Group, Inc., 11.125%, 6/1/2005	170,000	169,150
Dow Chemical Co., 7.0%, 8/15/2005	2,225,000	2,381,638
Equistar Chemicals LP:
8.75%, 2/15/2009	655,000	566,572
10.125%, 9/1/2008	250,000	228,125
Ferro Corp., 9.125%, 1/1/2009	75,000	80,585
Goodyear Tire & Rubber Co., 7.857%, 8/15/2011	275,000	248,463
Hercules, Inc., 11.125%, 11/15/2007	125,000	135,000
International Paper Co., 8.125%, 7/8/2005	4,415,000	4,911,021
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	205,000	199,875
ISP Holdings, Inc., 10.625%, 12/15/2009	170,000	152,150
Kansas City Southern Railway:
7.5%, 6/15/2009	240,000	241,200
9.5%, 10/1/2008	75,000	80,625
Lyondell Chemical Co., 9.5%, 12/15/2008	315,000	287,438
Metaldyne Corp., 11.0%, 6/15/2012	95,000	87,400
Millennium America, Inc.:
7.0%, 11/15/2006	125,000	118,750
9.25%, 6/15/2008	270,000	276,750
9.25%, 6/15/2008	885,000	907,125
Phelps Dodge Corp., 8.75%, 6/1/2011	50,000	52,719
Resolution Performance Products LLC, 13.5%, 11/15/2010	50,000	55,500
Sappi Papier Holding AG, 6.75%, 6/15/2012	10,190,000	10,587,940
Service Corp. International, 6.0%, 12/15/2005	450,000	384,750
Systems 2001 Asset Trust LLC, 6.664%, 9/15/2013	11,135,060	12,023,834
United Rentals, Inc., 10.75%, 4/15/2008	195,000	198,900
Xerox Corp.:
5.5%, 11/15/2003	95,000	81,700
9.75%, 1/15/2009	330,000	265,650
		39,832,557
Information Technology 1.0%
Raytheon Co.:
6.3%, 3/15/2005	8,570,000	9,022,950
6.5%, 7/15/2005	2,155,000	2,282,604
Seagate Technology Holdings, 8.0%, 5/15/2009	300,000	291,000
Solectron Corp., 9.625%, 2/15/2009	285,000	253,650
		11,850,204
Materials 1.5%
Georgia-Pacific Corp.:
7.5%, 5/15/2006	125,000	110,610
8.125%, 5/15/2011	495,000	431,062
Greif Brothers Corp., 8.875%, 8/1/2012	85,000	84,469
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	55,000	55,825
Schuler Homes, Inc.:
9.375%, 7/15/2009	95,000	95,475
10.5%, 7/15/2011	50,000	50,375
Weyerhaeuser Co.:
5.95%, 11/1/2008	14,250,000	14,581,569
7.375%, 3/15/2032	2,205,000	2,268,226
		17,677,611
Telecommunication Services 1.8%
AT&T Wireless Services, Inc., 8.125%, 5/1/2012	210,000	158,588
Avaya, Inc., 11.125%, 4/1/2009	125,000	80,000
Global Crossing Holdings Ltd., 9.5%, 11/15/2009*	6,350,000	63,500
Motorola, Inc.:
7.625%, 11/15/2010	95,000	88,357
8.0%, 11/1/2011	100,000	93,420
Nextel Communications, Inc., 9.375%, 11/15/2009	580,000	379,900
Qwest Capital Funding, Inc.:
7.0%, 8/3/2009	215,000	83,850
7.625%, 8/2/2021	225,000	79,875
Qwest Corp., 5.625%, 11/15/2008	420,000	306,600
Sprint Capital Corp.:
5.7%, 11/15/2003	4,075,000	3,423,000
6.125%, 11/15/2008	6,140,000	4,384,445
TSI Telecommunication Services, Inc., 12.75%, 2/1/2009	55,000	52,250
U.S. West Communication, Inc., 7.25%, 9/15/2025	155,000	106,175
Verizon Wireless, Inc., 5.375%, 12/15/2006	12,950,000	11,626,510
		20,926,470
Utilities 4.8%
Alabama Power Co., 7.125%, 8/15/2004	6,500,000	7,008,216
Calpine Corp.:
7.875%, 4/1/2008	275,000	137,500
8.5%, 2/15/2011	1,352,000	689,520
Cleveland Electric/Toledo Edison Co., Series B, 7.67%, 7/1/2004	15,100,000	15,840,187
CMS Energy Corp.:
7.5%, 1/15/2009	110,000	69,300
8.5%, 4/15/2011	200,000	130,000
KeySpan Corp.:
6.15%, 6/1/2006	3,600,000	3,798,814
7.625%, 11/15/2010	11,625,000	12,992,088
NRG Energy, Inc., 8.25%, 9/15/2010	50,000	9,000
Pacificorp, 6.9%, 11/15/2011	725,000	789,726
Southwestern Public Service Co.:
Series B, 5.125%, 11/1/2006	50,000	39,587
Series A, 6.2%, 3/1/2009	50,000	40,500
Texas Eastern Transmission Corp., 7.3%, 12/1/2010	11,900,000	12,526,368
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	80,000	78,400
Western Resources, Inc.:
7.875%, 5/1/2007	375,000	352,670
9.75%, 5/1/2007	80,000	72,391
		54,574,267
Total Corporate Bonds (Cost $377,026,719)		376,365,879

Foreign Bonds - U.S.$ Denominated 1.6%
British Sky Broadcasting PLC, 6.875%, 2/23/2009	405,000	369,348
Conproca SA, 12.0%, 6/16/2010	105,000	121,275
Corp Durango SA, 13.75%, 7/15/2009	80,000	68,000
Euramax International PLC, 11.25%, 10/1/2006	225,000	226,125
Fage Dairy Industry SA, 9.0%, 2/1/2007	65,000	61,100
Federative Republic of Brazil C Bond, 8.0%, 4/15/2014	61,571	31,709
Gruma SA de CV, 7.625%, 10/15/2007	70,000	65,100
Grupo Iusacell SA De CV, 14.25%, 12/1/2006	285,000	114,000
Hurricane Hydrocarbons Ltd., 12.0%, 8/4/2006	205,000	198,850
Innova S de R.L., 12.875%, 4/1/2007	185,000	144,300
Methanex Corp., 8.75%, 8/15/2012	215,000	217,150
Petroleum Geo-Services ASA, 7.125%, 3/30/2028	285,000	105,450
PTC International Finance BV, 10.75%, 7/1/2007	475,000	473,813
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	445,000	410,513
Sappi Papier Holding AG, 7.5%, 6/15/2032	3,295,000	3,412,763
Stagecoach Holdings PLC, 8.625%, 11/15/2009	420,000	376,273
Stena AB, 8.75%, 6/15/2007	115,000	108,675
TFM SA de CV:
10.25%, 6/15/2007	120,000	112,800
12.5%, 6/15/2012	505,000	487,325
11.75%, 6/15/2009	90,000	85,500
Tyco International Group SA:
5.8%, 8/1/2006	95,000	73,625
6.125%, 11/1/2008	315,000	237,825
6.125%, 1/15/2009	705,000	530,513
6.375%, 10/15/2011	455,000	338,975
6.75%, 2/15/2011	9,300,000	6,975,000
United Mexican States, 8.5%, 2/1/2006	2,580,000	2,747,700
Vicap SA, 11.375%, 5/15/2007	130,000	114,400
Total Foreign Bonds - U.S.$ Denominated (Cost $20,865,094)		18,208,107

Convertible Bonds 0.0%
DIMON, Inc., 6.25%, 3/31/2007 (Cost $55,938)	65,000	55,575

Asset Backed 7.9%
Automobile Receivables 3.1%
AmeriCredit Automobile Receivables Trust:
"A4", Series 2002-B, 4.46%, 4/12/2009	11,160,000	11,442,513
"A4", Series 2001-C, 5.01%, 7/14/2008	11,130,000	11,579,663
WFS Financial Owner Trust "A4", Series 2002-2, 4.5%, 2/20/2010	12,790,000	13,134,916
		36,157,092
Credit Card Receivables 1.5%
Bank One Issuance Trust "A1", Series 2002-A1, 1.95%**, 1/15/2010	2,000,000	2,000,625
Discover Card Master Trust I, Series 2002-2 A, 5.15%, 10/15/2009	14,240,000	14,862,929
		16,863,554
Manufactured Housing Receivables 0.6%
Oakwood Mortgage Investors, Inc. "A2", Series 2002-B, 5.19%, 9/15/2019	6,900,000	7,160,258
Miscellaneous 2.7%
Detroit Edison Securitization Funding LLC "A6", Series 2001-1, 6.62%, 3/1/2016	17,724,000	19,272,032
PSE&G Transition Funding LLC "A7", Series 2001-1, 6.75%, 6/15/2016	10,280,000	11,261,913
		30,533,945
Total Asset Backed (Cost $88,260,805)		90,714,849

U.S. Treasury Obligations 9.8%
U.S. Treasury Bond:
5.375%, 2/15/2031	18,029,000	18,209,290
6.0%, 2/15/2026	6,879,000	7,348,705
7.25%, 5/15/2016	29,550,000	35,783,218
8.125%, 8/15/2019	4,740,000	6,229,398
U.S. Treasury Note:
3.5%, 11/15/2006	11,883,000	11,962,378
5.875%, 11/15/2004	19,777,000	21,295,814
6.0%, 8/15/2009	2,931,000	3,268,522
6.125%, 8/15/2007	1,900,000	2,121,171
6.75%, 5/15/2005	5,195,000	5,756,102
Total U.S. Treasury Obligations (Cost $109,957,824)		111,974,598
U.S. Government Agency Pass-Thrus 22.9%
Federal National Mortgage Association:
6.0%, 2/1/2032	12,752,307	12,870,381
6.061%, 5/1/2012	20,833,835	21,875,527
6.37%, 1/1/2008	3,824,000	4,130,465
6.5%, with various maturities until 8/1/2032 (c)	136,149,856	140,396,238
7.0%, with various maturities until 8/1/2032 (b)	69,284,290	72,134,723
7.5%, 10/1/2015	4,897,286	5,215,918
7.5%, 8/1/2016	1,702,902	1,814,380
8.0%, 9/1/2015	4,407,213	4,719,869
Total U.S. Government Agency Pass-Thrus (Cost $258,821,519)		263,157,501

Collateralized Mortgage Obligations 10.4%
Federal Home Loan Mortgage Corp.:
"DB", Series 2483, 5.5%, 8/25/2017	16,235,000	16,914,206
"PB", Series 2477, 5.5%, 9/15/2014	5,484,000	5,686,008
"QG", Series 2344, 6.0%, 8/15/2016	3,750,000	3,879,077
"GD", Series 2356, 6.0%, 9/15/2016	4,870,000	5,005,787
"BD", Series 2453, 6.0%, 5/15/2017	2,569,000	2,650,031
"PE", Series 2450, 6.0%, 7/15/2021	6,070,000	6,228,441
"3A", Series T-41, 7.5%, 7/25/2032	5,455,819	5,825,459
Federal National Mortgage Association:
"PG", Series 2002-3, 5.5%, 2/25/2017	3,750,000	3,771,304
"PB", Series 2002-47, 5.5%, 9/25/2012	10,862,500	11,324,156
"QN", Series 2001-51, 6.0%, 10/25/2016	11,140,000	11,470,727
"A5", Series 2002-W4, 7.5%, 1/25/2028	5,340,000	5,785,130
"2A", Series 2002-W6, 7.5%, 8/25/2034	13,620,000	14,501,044
First Union National Bank Commercial Mortgage, Series 2001-C3, 6.18%, 8/15/2033	14,830,000	15,799,882
Norwest Asset Securities Corp., Series 1996-16, 6.0%, 6/25/2029	3,166,000	3,247,746
Salomon Brothers Mortgage Securities VII, Series 2001-C2, 6.168%, 2/13/2010	6,300,000	6,705,988
Total Collateralized Mortgage Obligations (Cost $116,426,286)		118,794,986
U.S. Agency Obligations 3.1%
Federal National Mortgage Association:
5.25%, 6/15/2006	10,250,000	10,860,726
5.625%, 5/14/2004	23,500,000	24,829,090
Total U.S. Agency Obligations (Cost $34,821,675)		35,689,816

Government National Mortgage Association 4.6%
Government National Mortgage Association:
6.5% with various maturities until 11/20/2031	25,367,065	26,177,165
7.0%, 8/1/2032 (b)	25,695,000	26,875,351
Total Government National Mortgage Association (Cost $51,826,430)		53,052,516

Long-Term Municipal Investments 0.6%
Brockton, MA, Core City GO, Economic Development, Series A, 6.45%, 5/1/2017	1,825,000	1,939,647
Maryland, Airport Revenue, Transportation Authority Limited Obligation, 6.65%, 7/1/2032	4,800,000	5,044,752
Total Long-Term Municipal Investments (Cost $6,633,705)		6,984,399

Other 0.8%
Riverside Loan Trust I, 6.755%, 7/16/2008 (e) (Cost $15,000,000)	15,000,000	9,668,850
	Shares	Value ($)
Cash Equivalents 16.2%
Scudder Cash Management QP Trust, 1.88% (d) (Cost $185,376,129)	185,376,129	185,376,129

	% of Net Assets
Total Portfolio (Cost $1,265,072,124) (a)	110.7%	1,270,043,205
Other Assets and Liabilities, Net	(10.7%)	(122,507,455)
Net Assets	100.0%	1,147,535,750

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S Treasury bill rate. These securities are shown at their current rate as of July 31, 2002.
(a) The cost for federal income tax purposes was $1,268,274,677. At July 31, 2002, net unrealized appreciation for all securities based on tax cost was $1,768,528. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $26,170,158 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,401,630.
(b) When-issued or forward delivery securities included.
(c) Mortgage dollar rolls included.
(d) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) The Riverside Loan Trust I portfolio is also managed by Deutsche Investment Management Americas Inc. The Riverside Loan Trust I does not pay Deutsche Investment Management Americas Inc. a management fee for the Fund's investment in the Trust.

Schedule of Restricted and Illiquid Securities:

	Acquisition Dates	Acquisition Cost	Fair Value	Value as % of Net Assets
Riverside Loan Trust I, 6.755%, 7/16/2008	7/27/1998 - 2/26/1999	$ 15,000,000	$ 9,668,850.8

This security has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $1,265,072,124)	$ 1,270,043,205
Receivable for investments sold	52,966,228
Interest receivable	10,986,505
Receivable for Fund shares sold	1,268,358
Total assets	1,335,264,296
Liabilities
Payable for investments purchased	45,047,205
Payable for when-issued and forward delivery securities	81,274,221
Payable for investments purchased - mortgage dollar rolls	58,261,898
Payable for Fund shares redeemed	2,227,502
Accrued management fee	489,396
Other accrued expenses and payables	428,324
Total liabilities	187,728,546
Net assets, at value	$ 1,147,535,750
Net Assets
Net assets consist of: Distributions in excess of net investment income	(1,629,657)
Net unrealized appreciation (depreciation) on investments	4,971,081
Accumulated net realized gain (loss)	(111,120,559)
Paid-in capital	1,255,314,885
Net assets, at value	$ 1,147,535,750

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2002 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($161,154,311 / 12,929,395 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.46
Class S Net Asset Value, offering and redemption price per share ($573,362,138 / 45,993,617 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.47
Class A Net Asset Value and redemption price per share ($312,416,175 / 25,062,845 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.47
Maximum offering price per share (100 / 95.50 of $12.47)	$ 13.06
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($67,347,288 / 5,402,584 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.47
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($21,845,637 / 1,752,532 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.47
Class I Net Asset Value, offering and redemption price per share ($11,410,201 / 915,220 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.47

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended July 31, 2002 (Unaudited)
Investment Income
Income: Interest	$ 34,484,950
Expenses: Management fee	3,054,161
Administrative fee	1,726,923
Distribution service fees	813,125
Trustees' fees and expenses	13,724
Other	16,965
Total expenses, before expense reductions	5,624,898
Expense reductions	(2,042)
Total expenses, after expense reductions	5,622,856
Net investment income	28,862,094
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(8,403,647)
Net unrealized appreciation (depreciation) during the period on investments	4,669,969
Net gain (loss) on investment transactions	(3,733,678)
Net increase (decrease) in net assets resulting from operations	$ 25,128,416

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended July 31, 2002 (Unaudited)	Year Ended January 31, 2002
Operations: Net investment income	$ 28,862,094	$ 60,639,102
Net realized gain (loss) on investment transactions	(8,403,647)	9,855,868
Net unrealized appreciation (depreciation) on investment transactions during the period	4,669,969	(25,791,167)
Net increase (decrease) in net assets resulting from operations	25,128,416	44,703,803
Distributions to shareholders from: Net investment income: Class AARP	(4,153,405)	(8,354,460)
Class S	(16,240,190)	(40,557,495)
Class A	(7,890,486)	(10,488,877)
Class B	(1,364,961)	(2,076,463)
Class C	(501,042)	(685,449)
Class I	(341,667)	(543,663)
Fund share transactions: Proceeds from shares sold	145,504,770	407,349,581
Net assets acquired in tax-free reorganization	-	426,361,429
Reinvestment of distributions	24,130,326	51,013,844
Cost of shares redeemed	(241,833,594)	(477,408,591)
Net increase (decrease) in net assets from Fund share transactions	(72,198,498)	407,316,263
Increase (decrease) in net assets	(77,561,833)	389,313,659
Net assets at beginning of period	1,225,097,583	835,783,924
Net assets at end of period (including distributions in excess of net investment income of $1,629,657 at July 31, 2002)	$ 1,147,535,750	$ 1,225,097,583

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended January 31,	2002[a]	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 12.51	$ 12.71	$ 12.19
Income (loss) from investment operations: Net investment income[d]	.31	.72	.39
Net realized and unrealized gain (loss) on investment transactions	(.03)	(.18)	.55
Total from investment operations	.28	.54	.94
Less distributions from: Net investment income	(.33)	(.74)	(.42)
Net asset value, end of period	$ 12.46	$ 12.51	$ 12.71
Total Return (%)	2.28**	4.26	7.93**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	161	157	131
Ratio of expenses (%)	.83*	.85	.91*
Ratio of net investment income (%)	5.08*	5.63	6.30*
Portfolio turnover rate (%)	131e**	152[e]	260
[a] For the six months ended July 31, 2002 (Unaudited).
[b] As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to February 1, 2001 are included as interest income. The effect of these changes for the year ended January 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 5.73% to 5.63%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from July 31, 2000 (commencement of sales of Class AARP shares) to January 31, 2001.
[d] Based on average shares outstanding during the period.
[e] The portfolio turnover rate including mortgage dollar roll transactions was 118%** and 180% for the periods ended July 31, 2002 and January 31, 2002, respectively.
* Annualized
** Not annualized

Class S
Years Ended January 31,	2002[a]	2002[b]	2001	2000	1999[c]	1998[d]	1997[d]
Selected Per Share Data
Net asset value, beginning of period	$ 12.51	$ 12.72	$ 12.21	$ 13.36	$ 13.24	$ 13.46	$ 13.15
Income (loss) from investment operations:
Net investment income[e]	.31	.72	.80	.79	.07	.81	.80
Net realized and unrealized gain (loss) on investment transactions	(.02)	(.19)	.63	(1.13)	.05	.00[f]	.31
Total from investment operations	.29	.53	1.43	(.34)	.12	.81	1.11
Less distributions from: Net investment income	(.33)	(.74)	(.92)	(.81)	-	(.79)	(.79)
Net realized gains on investment transactions	-	-	-	-	-	(.24)	(.01)
Total distributions	(.33)	(.74)	(.92)	(.81)	-	(1.03)	(.80)
Net asset value, end of period	$ 12.47	$ 12.51	$ 12.72	$ 12.21	$ 13.36	$ 13.24	$ 13.46
Total Return (%)	2.36**	4.26	12.21[g]	(2.61)[g,h]	.91g**	6.11[g]	8.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	573	650	705	688	786	806	695
Ratio of expenses before expense reductions (%)	.83*	.85	1.26[i]	1.44	1.50*	1.33	1.18
Ratio of expenses after expense reductions (%)	.83*	.85	.97[i]	.95	.95*	.99	1.18
Ratio of net investment income (%)	5.08*	5.63	6.54	6.19	5.85*	5.98	6.00
Portfolio turnover rate (%)	131j**	152[j]	260	81	21**	126	62
[a] For the six months ended July 31, 2002 (Unaudited).
[b] As required, effective February 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to February 1, 2001 are included as interest income. The effect of these changes for the year ended January 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 5.73% to 5.63%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
[c] For the one month ended January 31, 1999. On August 10, 1998, the Fund changed its fiscal year end from December 31 to January 31.
[d] For the year ended December 31.
[e] Based on average shares outstanding during the period.
[f] Amount is less than $.005.
[g] Total returns would have been lower had certain expenses not been reduced.
[h] If the Advisor had not reimbursed the Fund for losses incurred in connection with portfolio securities trading, the total return for the year ended January 31, 2000 would have been lower.
[i] The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.21% and .93%, respectively.
[j] The portfolio turnover rate including mortgage dollar roll transactions was 118%** and 180% for the periods ended July 31, 2002 and January 31, 2002, respectively.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Income Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B, C and I shares is provided separately and is available upon request.Certain detailed information for the Class A, B, C and I shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value, as determined in accordance with procedures approved by the Trustees.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $54,386,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2008 ($9,033,000) and January 31, 2009 ($45,353,000), the respective expiration dates, whichever occurs first.

In addition, the Fund inherited approximately $46,703,000 from its merger with Kemper Income and Capital Preservation Fund, of which approximately $7,244,000 was applied to fiscal 2002 gains. The remaining $39,459,000 may be applied against any realized net taxable capital gains in future years or until January 31, 2007 ($3,858,000) and January 31, 2008 ($35,601,000), the respective expiration dates, subject to certain limitations imposed by Section 382 of the Internal Revenue Code. From November 1, 2001 through January 31, 2002, the Fund incurred approximately $730,000 of net capital realized losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2003.

Distribution of Income and Gains. All of the net investment income is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2002, the Fund's components of distributable earnings on a net tax basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ 93,845,000
Unrealized appreciation (depreciation) on investments	$ (4,441,777)

In addition, during the year ended January 31, 2002 the tax character of distributions paid by the Fund is summarized as follows:

Distributions from ordinary income*	$ 62,706,407

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended July 31, 2002, purchases and sales of investment securities (excluding short-term investments, U.S. Treasury securities and mortgage dollar rolls) aggregated $821,019,230 and $728,677,535, respectively. Purchases and sales of U.S. Treasury securities aggregated $504,534,771 and $539,540,070, respectively. Purchases and sales of mortgage dollar rolls aggregated $132,245,109 and $131,713,543, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% on the next $750,000,000 of such net assets, 0.50% on the next $1,500,000,000 of such net assets, 0.48% on the next $2,500,000,000 of such net assets, 0.45% on the next $2,500,000,000 of such net assets, 0.43% on the next $2,500,000,000 of such net assets, 0.41% on the next $2,500,000,000 of such net assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly.

Accordingly, for the six months ended July 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.52% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.30%, 0.30%, 0.30%, 0.30%, 0.20% and 0.10%, of average daily net assets, for Class AARP, S, A, B, C and I, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended July 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at July 31, 2002
Class AARP	$ 232,419	$ 39,989
Class S	908,457	140,970
Class A	462,881	82,094
Class B	94,358	17,355
Class C	22,574	3,853
Class I	6,234	327
	$ 1,726,923	$ 284,588

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Classes B and C shares. Pursuant to the Agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Classes B and C shares. For the six months ended July 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2002
Class B	$ 235,893	$ 44,090
Class C	84,652	14,767
	$ 320,545	$ 58,857

In addition, SDI also provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended July 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2002
Class A	$ 385,732	$ 66,219
Class B	78,631	13,972
Class C	28,217	4,688
	$ 492,580	$ 84,879

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended July 31, 2002, aggregated $14,022.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended July 31, 2002, the CDSC for Classes B and C shares aggregated $91,729 and $1,005, respectively.

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investment in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended July 31, 2002, totaled $1,027,919 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended July 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $2,042 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Acquisitions of Assets

On June 22, 2001, the Fund acquired all the net assets of Kemper Income and Capital Preservation Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 25,394,838 Class A shares, 6,153,324 Class B shares, 1,824,332 Class C and 357,891 Class I shares of the Fund, respectively, for 39,121,359 Class A shares, 9,515,294 Class B shares, 2,811,797 Class C shares and 551,541 Class I shares of the of Kemper Income and Capital Preservation Fund, respectively, outstanding on June 22, 2001. Kemper Income and Capital Preservation Fund's net assets at that date ($426,361,429), including $8,025,057 of net unrealized appreciation as adjusted for the cumulative effect of recognizing premium amortization through June 22, 2001, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $839,771,673. The combined net assets of the Fund immediately following the acquisition were $1,266,133,102.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended July 31, 2002		Year Ended January 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	1,858,558	$ 23,123,228	3,916,121	$ 49,742,326
Class S	5,139,897	63,907,554	19,150,874	243,081,404
Class A	2,930,511	36,441,456	5,652,606*	71,617,839*
Class B	1,475,856	18,427,048	1,775,603*	22,480,738*
Class C	233,563	2,906,771	645,065*	8,168,011*
Class I	55,975	698,713	969,766*	12,259,263*
		$ 145,504,770		$ 407,349,581
Shares issued in tax-free reorganization
Class A	-	$ -	25,394,838	$ 321,000,924
Class B	-	-	6,153,324	77,777,217
Class C	-	-	1,824,332	23,059,713
Class I	-	-	357,891	4,523,575
		$ -		$ 426,361,429
Shares issued to shareholders in reinvestment of distributions
Class AARP	193,692	$ 2,403,356	365,182	$ 4,600,469
Class S	1,170,988	14,525,063	2,911,805	36,722,640
Class A	440,872	5,469,848	567,501*	7,145,745*
Class B	81,606	1,012,965	117,792*	1,483,642*
Class C	30,423	377,428	41,223*	519,024*
Class I	27,552	341,666	42,968*	542,324*
		$ 24,130,326		$ 51,013,844
Shares redeemed
Class AARP	(1,650,019)	$ (20,478,677)	(2,078,314)	$ (26,298,745)
Class S	(12,271,713)	(152,122,032)	(25,506,367)	(323,050,623)
Class A	(3,340,972)	(41,486,193)	(6,582,511)*	(83,357,300)*
Class B	(1,568,561)	(19,464,623)	(2,633,036)*	(33,358,596)*
Class C	(380,694)	(4,733,898)	(641,380)*	(8,113,783)*
Class I	(284,888)	(3,548,171)	(254,044)*	(3,229,544)*
		$ (241,833,594)		$ (477,408,591)
Net increase (decrease)
Class AARP	402,231	$ 5,047,907	2,202,989	$ 28,044,050
Class S	(5,960,828)	(73,689,415)	(3,443,688)	(43,246,579)
Class A	30,411	425,111	25,032,434*	316,407,208*
Class B	(11,099)	(24,610)	5,413,683*	68,383,001*
Class C	(116,708)	(1,449,699)	1,869,240*	23,632,965*
Class I	(201,361)	(2,507,792)	1,116,581*	14,095,618*
		$ (72,198,498)		$ 407,316,263

* For the period from June 25, 2001 (commencement of sales of Class A, Class B, Class C and Class I shares) to January 31, 2002.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Income Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
59,363,972	1,537,488	1,565,916

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Japanese Equity Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
Income
Scudder GNMA Fund
Scudder High Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

July 2002

Notes

Notes

Notes

Notes